UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHARMING SHOPPES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 24, 2010
CHARMING SHOPPES, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: April 26, 2010 Date: June 24, 2010 Time: 10:00 AM EDT
	Location:	Lane Bryant Offices of
Charming Shoppes, Inc.
3344 Morse Crossing Road
Columbus, OH 43219-3092
Directions - IR@charming.com
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report on Form 10K 2. Notice & Proxy Statement 3. Notice and Access Q&A Sheet
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 10, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.	Internal Use
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.	Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1.	Election of Directors
Nominees
01	Arnaud Ajdler	4	To ratify the appointment of Ernst & Young LLP as independent auditors of Charming Shoppes to serve for fiscal 2010.
02	Michael C. Appel
03	Richard W. Bennet, III
04	James P. Fogarty
05	Michael Goldstein
06	Katherine M. Hudson
07	Bruce J. Klatsky
08	Alan Rosskamm
The Board of Directors recommends you vote FOR the following proposal(s):
2	To approve the 2010 Stock Award and Incentive Plan.
3	To approve the compensation of the Charming Shoppes named executive officers set forth in the Summary Compensation Table of the Proxy Statement and accompanying narrative disclosure.

Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE: To transact such other business as may properly come before the meeting or at any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #

Questions & Answers

Why am I receiving this Notice of Internet Availability?

What is the easiest way to vote my shares?

Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?

In 2007, the SEC adopted new Notice and Access Rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view our proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to sending a Notice instead of a full set of materials:

•	Increases shareholder value and lowers printing and mailing costs.

•	Reduces environmental impact—saves trees and reduces fossil fuel consumption.

•	Allows faster notification of how to access materials in an easily searchable format.

How do I view the proxy materials online?

Go to www.ProxyVote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow g located on the Notice.

What if I still prefer to receive a paper or e-mail copy of the proxy materials?

You can easily request a paper or e-mail copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow g and select from one of the three options below:

•	By INTERNET at www.ProxyVote.com;

•	By TELEPHONE, toll-free at 800-579-1639; or

•	By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line. No other information is necessary.

Can I request to receive my materials by paper or e-mail rather than receive a Notice in the future?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future e-mail or paper copies, dial 800-579-1639 and follow the instructions, or go to www.ProxyVote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

How can I vote my shares?

•	You may vote your shares via the INTERNET at www.ProxyVote.com.

•

It is necessary to provide the information printed in the box marked by the arrow g located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

•	You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or voting instruction form.

•

You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone.

•	You may also vote your shares IN PERSON at the meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml